Nationwide Life Insurance Company: • Nationwide Variable Account - 6

Prospectus supplement dated August 18, 2011
to Prospectus dated
May 1, 2008 (Evergreen Ultra Advantage Plus) and
November 25, 2003 (Evergreen Ultra Advantage)

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Effective on or about August 26, 2011, the following underlying mutual fund is available as an investment option under your contract:

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Opportunity Fund: Class 1

2.	Effective on or about August 26, 2011, the "Appendix A" is amended to include the following:

Wells Fargo Advantage Funds – Wells Fargo Advantage VT Opportunity Fund: Class 1
Investment Adviser:                                             Wells Fargo Funds Management, LLC
Sub-adviser:                                             Wells Capital Management Inc.
Investment Objective:                                             Long-term capital appreciation.

3.	Effective on or about August 26, 2011, the following underlying mutual fund liquidated and has merged into a new underlying mutual fund as indicated below:

Liquidated Underlying Mutual Fund	Merged Underlying Mutual Fund
Wells Fargo Advantage Funds – Wells Fargo Advantage VT Core Equity: Class 1	Wells Fargo Advantage Funds – Wells Fargo Advantage VT Opportunity Fund: Class 1